Loan Receivable	12 Months Ended
Mar. 31, 2013
Notes, Loans and Financing Receivable, Net, Current [Abstract]
Loans Receivables [Text Block]

3. Loan Receivable

       The Company acquired $10.0 million of the lending commitments (the "Loan Commitment") made by various lenders under the Third Amended and Restated Credit Agreement dated July 29, 2011 by and among the Borrower ("Borrower"), Bank of America, N.A. as administrative agent and letter of credit issuer, and various other lenders (the "Borrower Credit Facility"), and thus became a co-lender under the Borrower Credit Facility. Upon the closing of such transaction, the Company advanced a total of $10.0 million to fund (i) the Company's then current portion of total advances made to borrower under the Borrower Credit Facility and (ii) the balance of the Company's $10.0 million Loan Commitment. The Company acquired the Loan Commitment in connection with negotiations between the Company and Borrower concerning the Company's possible acquisition of Borrower through a merger transaction. The Company and the Borrower are no longer pursuing such potential acquisition. All of the Borrower's obligations under the Borrower Credit Facility, including those owing to the Company, were due to mature on March 30, 2012.  In April 2012, the Company received a partial repayment or $3.7 million. In June 2012, the Company received the remaining $6.3 million due plus interest accrued and the Company has no further obligations with respect to the Loan Commitment.